THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of September, 2019.

/s/ Nicholas. E. Brathwaite Trustee
Nicholas E. Brathwaite

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of September, 2019.

/s/ David J. Drury Trustee
David J. Drury

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of September, 2019.

/s/ P. Russell Hardin Trustee
P. Russell Hardin

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of September, 2019.

/s/ Hans Helmerich Trustee
Hans Helmerich

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of September, 2019.

/s/ David J. Lubar Trustee
David J. Lubar

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of September, 2019.

/s/ Sheila L. Marcelo Trustee
Sheila L. Marcelo

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of September, 2019.

/s/ Randolph W. Melville Trustee
Randolph W. Melville

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of September, 2019.

/s/ Jaime Montemayor Trustee
Jaime Montemayor

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2019.

/s/ Anne M. Paradis Trustee
Anne M. Paradis

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of September, 2019.

/s/ John E. Schlifske Trustee
John E. Schlifske

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of September, 2019.

/s/ Mary Ellen Stanek Trustee
Mary Ellen Stanek

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of September, 2019.

/s/ S. Scott Voynich Trustee
S. Scott Voynich

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of September, 2019.

/s/ Ralph A. Weber Trustee
Ralph A. Weber

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 2019.

/s/ Benjamin F. Wilson Trustee
Benjamin F. Wilson